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                                                                     Exhibit 1.1


                          The MIIX Group, Incorporated

                                   Shares(a)
                                  Common Stock
                                ($.01 par value)

                             Underwriting Agreement

                                                              New York, New York
                                                                   July __, 1999

First Union Capital Markets Corp.
Friedman, Billings, Ramsey & Co., Inc.
Hoefer & Arnett Incorporated
As Representatives of the several Underwriters, c/o First Union Capital Markets Corp.
One First Union Center
301 South College Street
Charlotte, NC 28288-0735

Ladies and Gentlemen:

                  The MIIX Group, Incorporated, a corporation organized under the laws of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, _________ shares of Common Stock, $.01 par value ("Common Stock"), of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to _________ additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Certain terms used herein are defined in Section 17 hereof.

                  The Company is a wholly owned subsidiary of the Medical Inter-Insurance Exchange of New Jersey, a reciprocal insurer organized under the laws of New Jersey (the "Exchange"), and MIIX Insurance Company, a stock insurance company organized under the laws of New Jersey ("MIIX Insurance"), is a wholly owned subsidiary of the Company. Each of the Company and MIIX Insurance was formed in connection with a proposed reorganization (the "Reorganization") of the Exchange pursuant to the Plan of Reorganization adopted by the Exchange's Board of Governors on October 15, 1997 (the "Original Plan", and as amended to the date hereof, the "Plan") and approved by order (the "Order") dated March 5, 1998 of the Commissioner of Insurance of the Department of Banking and Insurance of the State of New Jersey (the "Commissioner"). As part of the Reorganization,
(i) the Exchange will distribute (the "Distribution") shares of Common Stock (the "Reorganization Shares") or, in certain cases, cash

(a) Plus an option to purchase from the Company, up to ______ additional shares of Common Stock to cover over-allotments.
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to Distributees (as defined in the Plan), (ii) the Company will purchase (the
"Purchase") for $100,000 in cash and [ ] shares of Common Stock all of the outstanding shares of common stock of New Jersey State Medical Underwriters, Inc., a corporation organized under the laws of New Jersey (the "Attorney-in-Fact") and a wholly owned subsidiary of The Medical Society of the State of New Jersey, a not-for-profit corporation organized under the laws of New Jersey ("The Medical Society"), and (iii) the Exchange will transfer (the "Transfer") all of its assets and liabilities (except for the Common Stock and cash to be distributed pursuant to the Reorganization) to MIIX Insurance. Upon effectiveness of the Plan (the "Plan Effective Time"), Membership Interests (as defined in the Plan) will be extinguished and the Exchange will be dissolved. The Purchase will be made pursuant to a Stock Purchase Agreement dated as of October 15, 1997, as amended by Amendment No. 1 thereto dated as of September 20, 1998 and by Amendment No. 2 thereto dated as of December 21, 1998 (as so amended, and together with the Waiver of Conditions and Notice of Certain Matters thereto dated as of July [ ], 1999, the "Stock Purchase Agreement"), between the Company and The Medical Society. The Transfer will be made pursuant to an Assumption Reinsurance and Administration Agreement and an Assignment and Assumption Agreement (together, the "Assumption Agreements") to be entered into among the Company, the Exchange and MIIX Insurance.

                  The Company, the Exchange and MIIX Insurance are hereinafter sometimes referred to collectively as the "MIIX Entities". The Attorney-in-Fact and its subsidiaries, Lawrenceville Holdings, Inc., a corporation organized under the laws of Delaware ("Lawrenceville Holdings"), and its subsidiaries, and MIIX Insurance are hereinafter sometimes referred to collectively as the "MIIX Subsidiaries". Lawrenceville Holdings, Lawrenceville Property and Casualty Co., Inc., a corporation organized under the laws of Virginia ("LP&C"), Lawrenceville Re, Ltd., a corporation organized under the laws of Bermuda, MIIX Insurance and MIIX Insurance Company of New York, a corporation organized under the laws of New York ("MIIX New York"), are hereinafter sometimes referred to collectively as the "Insurance Subsidiaries".

                  As part of the offering contemplated by this Agreement, First Union Capital Markets Corp. ("First Union") has agreed to reserve out of the Underwritten Securities set forth opposite its name on Schedule I to this Agreement, up to 90,000 Underwritten Securities, for sale to the Company's and the MIIX Subsidiaries' employees or officers (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Underwritten Securities to be sold by First Union pursuant to the Directed Share Program (the "Directed Shares") will be sold by First Union pursuant to this Agreement at the Offering Price (as defined in the Prospectus). Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day following the day on which this Agreement is executed will be offered to the public by First Union as set forth in the Prospectus.


                  1. Representations and Warranties. Each of the MIIX Entities, jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) The Company has prepared and filed with the Commission a registration statement (file number 333-59371) on Form S-1, including a related preliminary


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     prospectus, for registration under the Act of the offering and sale of the
     Reorganization Shares. Such registration statement has become effective and no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been instituted or threatened.

          (b) On the Distribution Effective Date and the Special Meeting Date (each as defined herein), the Distribution Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Distribution Effective Date and the Special Meeting Date, the Distribution Prospectus did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The Company has prepared and filed with the Commission a registration statement (file number 333-64707) on Form S-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

     (d) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement



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     of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (e) As of the date hereof, and until immediately prior to the Plan Effective Time, MIIX Insurance is, and will be, the only subsidiary of the Company. Immediately after the Plan Effective Time, the MIIX Subsidiaries will be the only direct and indirect subsidiaries of the Company and the Insurance Subsidiaries will be the only subsidiaries of the Company which accept insurance risk.

          (f) Each of the Company and the MIIX Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties and conducts material business and where the failure to be so qualified would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Exchange and the MIIX Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (each such effect is hereinafter referred to as a "Material Adverse Effect").

          (g) The Exchange is a reciprocal insurance exchange duly organized under the laws of the State of New Jersey and is in compliance in all material respects with the requirements of the insurance laws of the State of New Jersey and the rules and regulations promulgated thereunder (collectively the "New Jersey Insurance Law") providing for the organization and regulation of reciprocal insurance exchanges; and has full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties and conducts material business and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect.

          (h) All the outstanding shares of capital stock of each MIIX Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, immediately after the Plan Effective Time, all outstanding shares of capital stock of the MIIX Subsidiaries will be owned by the Company either directly or through MIIX Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except that the shares of common stock of


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     Lawrenceville Re, Ltd. and Pegasus Advisors, Inc. owned by the
     Attorney-in-Fact have been pledged to Underwriters Reinsurance Company pursuant to the Demand Loan dated January 23, 1997.

          (i) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Reorganization Shares have been duly and validly authorized, and, when issued and delivered to Members (as defined in the Plan) in exchange for their Membership Interests and to Look-Back Insureds (as defined in the Plan), in each case as provided in the Plan, will be fully paid and nonassessable, no holder thereof will be subject to personal liability by reason of being such a holder and all corporate action required to be taken for the authorization and issuance of the Reorganization Shares has been validly and sufficiently taken; the Securities and the Reorganization Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; the certificates for the Securities and the Reorganization Shares are in valid and sufficient form; neither the holders of outstanding shares of capital stock of the Company, the Distributees nor the other policyholders of the Exchange are entitled to preemptive or other rights to subscribe for the Securities or the Reorganization Shares; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company or any MIIX Subsidiary are outstanding.

          (j) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Prospectus Summary -- The Reorganization and Distribution", "-- Regulatory Approvals", "Risk Factors -- Actions Opposing the Plan of Reorganization", "-- Regulatory and Related Matters", "-- State Insurance Regulatory Approvals", "The Reorganization", "Business -- Regulation",
     "-- Litigation", "Management -- Executive Compensation", "-- Employment Agreements", "-- Deferred Compensation Agreements", "-- Stock Purchase and Loan Agreements", "-- Compensation Plans", "-- Certain Relationships and Related Transactions" and "Description of Capital Stock" fairly summarize the matters therein described.

          (k) This Agreement has been duly authorized, executed and delivered by each MIIX Entity. Each of the Assumption Agreements and the Stock Purchase Agreement has been duly authorized, executed and delivered by each MIIX Entity that is a party thereto and constitutes a valid and binding obligation of each such MIIX Entity enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity (regardless of whether


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     enforceability is considered in a proceeding at law or in equity). The Plan has been duly authorized and executed by the Exchange.

          (l) Neither the Company nor any of the MIIX Subsidiaries is and, after giving effect to the offering and sale of the Securities and/or the Reorganization Shares and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (m) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained and are in full force and effect under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus; and no consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Plan, except such as have been obtained and are in full force and effect under the Act, the New Jersey Insurance Law, the New Jersey Business Corporation Act (the "New Jersey Corporations Law"), and the blue sky laws and insurance securities laws of various jurisdictions in connection with the issuance of the Reorganization Shares to the Distributees.

          (n) Neither the issue and sale of the Securities or the Reorganization Shares nor the consummation of any other of the transactions contemplated herein or in the Plan nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any MIIX Subsidiary or the Exchange pursuant to, (i) the charter, by-laws or any other organizational document of the Company, any MIIX Subsidiary or the Exchange, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company, any MIIX Subsidiary or the Exchange is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any MIIX Subsidiary or the Exchange of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any MIIX Subsidiary or the Exchange or any of their respective properties, which violation or default would, in the case of clause (ii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (n) (if any), have a Material Adverse Effect.

          (o) No person has rights to the registration of any securities of the Company (owned or to be owned by such person) under the Registration Statement.

          (p) The Company has delivered to you a true, complete and correct copy of the Original Plan, with all amendments thereof; the Plan has been duly adopted by the required vote of the Exchange's Board of Governors; the Plan and the transactions contemplated therein (including, without limitation, the Distribution, the Purchase and


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     the Transfer) do not violate the New Jersey Insurance Law; pursuant to the
     Order, the Commissioner approved the Plan for submission to a vote of the Members; on March 17, 1999 (the "Special Meeting Date"), the Plan was duly approved by the affirmative vote of at least two-thirds of the votes cast and such approval has not been rescinded or otherwise withdrawn; on August 3, 1998, the Commissioner issued the Certificate of Authority (as defined in the Plan); on January 14, 1999, the Commissioner approved an amendment to the Original Plan extending the time for its completion to September 5, 1999; on May 24, 1999, the Commissioner approved the issuance of up to 12,025,000 shares of Common Stock pursuant to the Plan; no other approvals are required to be obtained under the New Jersey Insurance Law or otherwise for the consummation of the transactions contemplated by the Plan or for the effectiveness of the Plan; prior to or contemporaneously with the Closing Date, each of the actions required to occur and conditions required to be satisfied at or prior to the Plan Effective Time pursuant to the New Jersey Insurance Law, the Order or the Plan will have occurred or been satisfied, and other than (i) the cancellation of all attorney powers entered into by the Attorney-in-Fact with any applicant for insurance and
     (ii) the filing of a certificate with the Commissioner pursuant to Section 4.3(vi) of the Plan, there are no other actions required to occur or conditions required to be satisfied for the effectiveness of the Plan; and at the Plan Effective Time, the Reorganization (including, without limitation, the Distribution, the Purchase and the Transfer) will be completed in accordance with the Plan, the Order and the New Jersey Insurance Law, and all the rights (including, without limitation, rights in respect of contracts, reinsurance treaties, leases, licenses and trademarks) and properties of the Exchange shall accrue to, and become the rights and properties of, MIIX Insurance, and all the rights of creditors and liens of the Exchange shall become the rights of creditors and liens of MIIX Insurance.

          (q) Neither the issue and sale of the Securities nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof or thereof will conflict with or result in a violation of the Order or the Plan.

          (r) The consolidated historical financial statements and schedules of the Exchange and its subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Exchange and its subsidiaries as of the dates and for the periods indicated, comply in all material respects as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The financial statement schedules, if any, included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. The selected financial data set forth under the captions "Prospectus Summary -- Summary Financial and Operating Data" and "Selected Financial and Operating Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

          (s) The statutory financial statements of the Exchange, from which certain ratios and other statistical data filed as part of the Registration Statement or included or incorporated in the Prospectus have been derived:
     (i) have for each relevant period been

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     prepared in conformity with statutory accounting practices required or permitted by the National Association of Insurance Commissioners and by the Department of Banking and Insurance of the State of New Jersey, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto; and (ii) present fairly in all material respects the statutory financial position of the Exchange as at the dates thereof, and the statutory basis results of operations of the Exchange for the periods covered thereby.

          (t) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (i) there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Exchange and the MIIX Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (each such change is hereinafter referred to as a "Material Adverse Change"); (ii) there have been no material transactions entered into by the Company, the Exchange or any MIIX Subsidiary (iii) neither the Company, the Exchange nor any MIIX Subsidiary has incurred any liability or obligation, direct or contingent, that is material to the Company, the Exchange or any MIIX Subsidiary and there has not been any change in the capital stock of the Company or any payment of or declaration to pay any dividends or any other distributions with respect to the Company's capital stock; and (iv) there has not been any material change in the total equity, statutory surplus or reserves (including any such change in the unpaid losses and loss adjustment expenses reserves or reserving practices) of the Exchange or any Insurance Subsidiary.

          (u) Except as disclosed in the Prospectus (exclusive of any supplement thereto), no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Exchange or any of the MIIX Subsidiaries or its or their property is pending or, to the best knowledge of each of the Company, the Exchange and the MIIX Subsidiaries, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, (ii) could reasonably be expected to have Material Adverse Effect,
     (iii) challenges the Plan, the Reorganization (including, without limitation, the Distribution, the Purchase or the Transfer) or the consummation of the transactions contemplated thereby or (iv) is of a character required to be disclosed in the Registration Statement.

          (v) Each of the Company, the Exchange and the MIIX Subsidiaries owns or leases, or upon completion of the Reorganization will own or lease, all such properties as are necessary to the conduct of its operations as presently conducted.

          (w) Neither the Company, the Exchange nor any MIIX Subsidiary is in violation of or default under, and no event has occurred that, with notice or lapse of time or both, would constitute a violation of or default under,
     (i) any provision of its charter, bylaws, or other organizational document,
     (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any


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     court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Exchange or such MIIX Subsidiary or any of their respective properties, as applicable, which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (w) (if any), have a Material Adverse Effect.

          (x) Ernst & Young LLP, who have certified certain consolidated financial statements of the Exchange and its subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to each of the Company and the Exchange within the meaning of the Act and the applicable published rules and regulations thereunder.

          (y) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

          (z) Each of the Company, the Exchange and the MIIX Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (aa) No labor problem or dispute with the employees of the Company, the Exchange or any MIIX Subsidiary, exists or is threatened or imminent, and none of the Company, the Exchange or the MIIX Subsidiaries is aware of any existing or imminent labor disturbance by the employees of any of the Company's, the Exchange's or any MIIX Subsidiary's principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (bb) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus and except that MIIX New York may not pay dividends until two years following the approval of the change in the ultimate parent company of MIIX New York, and immediately after the Plan Effective Time, none of the MIIX Subsidiaries will be prohibited, directly or indirectly, from


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     paying any dividends to the Company, from making any other distribution on such MIIX Subsidiary's capital stock, from repaying to the Company any loans or advances to such MIIX Subsidiary from the Company or from transferring any of such MIIX Subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus. Neither the Company, the Exchange nor any MIIX Subsidiary has received any notice of, or otherwise has any knowledge of, the issuance of, or commencement of any proceeding for the issuance of, any order or decree of an insurance regulatory agency or body, which order or decree would impair, restrict or prohibit the payment of dividends by any MIIX Subsidiary to the Company or to any other MIIX Subsidiary.

          (cc) Except as disclosed in the Prospectus (exclusive of any supplement thereto), none of the Exchange or the Insurance Subsidiaries has made a material change in its insurance reserving practices since March 31, 1999.

          (dd) Each of the Company, the Exchange and the MIIX Subsidiaries possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted and to own or lease, as the case may be, and to operate its properties except to the extent that the failure to possess such licenses, certificates, permits and other authorizations, would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company, the Exchange nor any such MIIX Subsidiary has received any notice of any proceeding relating to the revocation or modification of any such license, certificate, permit or authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (ee) Each of the Company, the Exchange and the Insurance Subsidiaries is duly organized and licensed as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and none of the Company, the Exchange and the MIIX Subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained; each of the Company, the Exchange and the Insurance Subsidiaries is duly licensed and authorized to conduct its insurance business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing and authorization; all such licenses and authorizations are in full force and effect, the Company, the Exchange and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain such licenses and authorizations, and there is no event or proceeding or, to the Company's knowledge, inquiry or investigation that could result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of the Company, the Exchange or any Insurance Subsidiary, and there is no sustainable basis for any such suspension, revocation or limitation; each of the Company, the Exchange and the Insurance Subsidiaries is in compliance with, and conducts its business in conformity with, all applicable insurance laws and regulations, except where the failure to comply or conform with such laws and regulations, would not, individually or in the aggregate, have a Material Adverse Effect; all pending significant examinations, and all significant examinations that have been completed since March 5, 1999 by any governmental authority having jurisdiction to regulate the insurance operations of the Company, the Exchange or any Insurance Subsidiary are disclosed in the Prospectus. The Company, the Exchange and each Insurance Subsidiary have filed all reports, information statements and other documents with the insurance regulatory authorities of each jurisdiction which requires any such filing and as are required to be filed pursuant to the insurance statutes of such jurisdictions and the rules and regulations of the insurance regulatory authorities thereunder.

          (ff) All reinsurance treaties and arrangements to which the Exchange or any of the Insurance Subsidiaries is a party are in full force and effect and neither the Exchange nor any of the Insurance Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained therein; upon the effectiveness of the Transfer, all such treaties and arrangements to which the Exchange is a party shall remain in full force and effect and inure to the benefit of, and be enforceable by, MIIX Insurance; neither the Company, the Exchange nor any of the Insurance Subsidiaries has received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform such treaty or arrangement, except as would not have a Material Adverse Effect and, each of the Company, the Exchange and the Insurance Subsidiaries, to its best knowledge, has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform any such treaties or arrangements, except as would not have a Material Adverse Effect.

          (gg) No change in any insurance laws, rules or regulations has been introduced in any legislative or regulatory forum in the State of New Jersey, Pennsylvania or Virginia, or, to the knowledge of each MIIX Entity, in any other state that if adopted, is likely to have, either individually or in the aggregate with all other changes referred to in this paragraph
     (gg) (if any), a Material Adverse Effect.

          (hh) The Exchange and LP&C are each rated "A" (Excellent) by A.M. Best & Company Inc. ("A.M. Best"). The MIIX Entities have had recent discussions with A.M. Best. Each MIIX Entity believes that the first rating issued by A.M. Best after the Plan Effective Time for each of MIIX Insurance and LP&C will be an "A" (Excellent) rating.

          (ii) Each of the Company, the Exchange and the MIIX Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. On and after the Plan Effective Time, each of the Company and the MIIX Subsidiaries will continue to maintain such a system.

          (jj) Neither the Company, the Exchange nor any MIIX Subsidiary has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Reorganization Shares.

          (kk) Each of the Company, the Exchange and the MIIX Subsidiaries is
     (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Neither the Company, the Exchange nor any MIIX Subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (ll) Each of the Company, the Exchange and the MIIX Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of
     Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company, the Exchange or any MIIX Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither the Company, the Exchange nor any MIIX Subsidiary has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

          (mm) The subsidiaries listed on Annex A attached hereto are the only subsidiaries of the Exchange and the Attorney-in-Fact, respectively. MIIX Insurance is the only significant subsidiary of the Exchange, and will be the only significant subsidiary of the Company immediately after the Plan Effective Time, as defined by Rule 1-02 of Regulation S-X. For purposes of this Agreement, the term "Significant Subsidiary" shall mean each of MIIX Insurance and LP&C.

          (nn) Each of the Company, the Exchange and the MIIX Subsidiaries owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, other than software generally available for public purchase, the "Intellectual Property") necessary for the conduct of its business as now conducted or as proposed in the Prospectus to be conducted. There are no rights of third parties to any such Intellectual Property, except for the rights of owners of Intellectual Property licensed by the Company, the Exchange or the MIIX Subsidiaries; to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's, the Exchange's or any MIIX Subsidiary's rights in or to any such Intellectual Property (including software generally available for public purchase), and each of the Company, the Exchange and the MIIX Subsidiaries is unaware of any facts which would form a reasonable basis for any such claim; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and each of the Company, the Exchange and the MIIX Subsidiaries is unaware of any facts which would form a reasonable basis for any such claim; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company, the Exchange or any MIIX Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and each of the Company, the Exchange and the MIIX Subsidiaries is unaware of any other fact which would form a reasonable basis for any such claim; there is no U.S. patent or, to the Company's knowledge, published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company, the Exchange or any MIIX Subsidiary or that interferes with the issued or pending claims of any such Intellectual Property; and there is no prior art of which the Company, the Exchange or any MIIX Subsidiary is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company, the Exchange or any MIIX Subsidiary unpatentable which has not been disclosed to the U.S. Patent and Trademark Office. Immediately after the Plan Effective Time, all of the Exchange's rights in respect of such Intellectual Property shall inure to the benefit of, and be enforceable by, MIIX Insurance.

          (oo) Except as disclosed in the Registration Statement and the Prospectus, neither the Company, the Exchange nor any MIIX Subsidiary (i) has any material lending or other relationship with any bank or lending affiliate of First Union Capital Markets Corp., Friedman, Billings, Ramsey & Co., Inc. or Hoefer & Arnett Incorporated and (ii) intends to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of First Union Capital Markets Corp., Friedman, Billings, Ramsey & Co., Inc. or Hoefer & Arnett Incorporated.

          (pp) The Company, the Exchange and the MIIX Subsidiaries have implemented a program to analyze and address the risk that the computer hardware and software used by each of them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and have determined that such risk will not have a Material Adverse Effect; and the Company, the Exchange and the MIIX Subsidiaries believe, after due inquiry, that each supplier, vendor, or financial service organization used or serviced by the Company, the Exchange or any MIIX Subsidiary has remedied or will remedy on a timely basis the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, or financial service organization would not, individually or in the aggregate with all such other failures, have a Material Adverse Effect.

          (qq) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          (rr) MIIX Insurance has obtained regulatory approval to become an admitted carrier in the states of Connecticut, Delaware, Maryland, Michigan, New Jersey, Pennsylvania, Vermont and West Virginia and will, as of the Closing Date, have obtained regulatory approval to become an admitted carrier in the state of Kentucky. MIIX insurance has also obtained regulatory approval of its rates, rules and policy forms in each of those states. The state of Virginia has approved the change in LP&C's ultimate parent from the Exchange to the Company and the state of New York has approved the change in MIIX New York's ultimate parent from the Exchange to the Company. The appropriate regulatory bodies in the states of Connecticut, Delaware and West Virginia have approved the assignment to MIIX Insurance of all reinsurance agreements to which the Exchange is a party, and the reinsurers to such agreements have consented to such assignment.

                  Furthermore, each of the MIIX Entities, jointly and severally, represents and warrants to First Union that it has not offered, or caused the Underwriters to offer, Underwritten Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (x) a customer or supplier of any of the MIIX Entities to alter the customer's or supplier's level or type of business with such MIIX Entity, or (y) a trade journalist or publication to write or publish favorable information about any MIIX Entity or its products.

                  Any certificate signed by any officer of a MIIX Entity and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such MIIX Entity, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of
$   per share, the amount of the Underwritten Securities set forth opposite such
Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up
to    Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) the Option Securities shall be made at 10:00 AM, New York City time, on , 19 , or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at the offices of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, New York, on the date specified by the Representatives (which shall be within two and five Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. Each of the MIIX Entities, jointly and severally, agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement, any supplement to the Prospectus, or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Distribution Registration Statement or the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Distribution Registration Statement or the Registration Statement, or any Rule 462(b) Distribution Registration Statement or any Rule 462(b) Registration Statement, or for any supplement to the Distribution Prospectus or the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Distribution Registration Statement or the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale, or of the Reorganization Shares for distribution, in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) No later than 45 days following September 30, 2000, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. The Company will file or cause to be filed with the Commission the information required by Rule 463 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of First Union Capital Markets Corp., for a period of 180 days following the Execution Time, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity of contract with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock and options to purchase Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, the Company may issue and distribute Reorganization Shares to Distributees pursuant to the Plan and the Company may make the other stock and option issuances described in the Prospectus.

                  (g) Neither the Company, the Exchange or any MIIX Subsidiary will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Reorganization Shares.

                  (h) Each MIIX Entity, jointly and severally, agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company, the Exchange or any MIIX Subsidiary in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's, the Exchange's and each MIIX Subsidiary's accountants and the fees and expenses of counsel (including local and special counsel) for each of the Company, the Exchange and each MIIX Subsidiary; (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; (xi) all costs and expenses incurred in connection with the Reorganization; and
          (xii) all stamp duties, similar taxes or duties or other taxes, if any, incurred by First Union in connection with the Directed Share Program; provided, however, that the fees and expenses of counsel for the Underwriters referenced in (vi) and (vii) above shall not exceed $10,000 in the aggregate.

                  (i) Each MIIX Entity will use its best efforts to (i) effect the listing of the Securities and the Reorganization Shares on the New York Stock Exchange and (ii) to obtain an "A" (Excellent) rating by A.M. Best for MIIX Insurance and for LP&C.

                  (j) Prior to or contemporaneously with the Closing Date, the Company, the Exchange and each MIIX Subsidiary will each use its best efforts to take all actions necessary in order to consummate the Plan and the transactions contemplated thereby.

                  (k) In connection with the Directed Share Program, each MIIX Entity will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. First Union will notify the Company as to which Participants will need to be so restricted. The Company will direct the removal of the transfer restrictions upon the expiration of such period of time.


                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the MIIX Entities contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to
Section 3 hereof, to the accuracy of the statements of the MIIX Entities made in any certificates pursuant to the provisions hereof, to the performance by the MIIX Entities of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 10:00 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Dechert Price & Rhoads, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) each of the Company and MIIX Insurance has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus;

                           (ii) based upon a review of (a) the stock ledger of
                  MIIX Insurance, (b) the minutes of meetings of the Boards of Directors and Stockholders of MIIX Insurance and (c) the Officers' Certificate attached thereto as Exhibit A, all the outstanding shares of capital stock of MIIX Insurance have been duly and validly authorized and issued and are fully paid and nonassessable;

                           (iii) the Company's authorized equity capitalization
                  is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; based upon a review of
                  (a) the stock ledger of the Company, (b) the minutes of meetings of the Boards of Directors and stockholders of the Company and (c) the Officers' Certificate attached thereto as Exhibit A, the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Reorganization Shares have been duly and validly authorized, and, when issued and delivered to the Exchange for distribution to Members in exchange for their Membership Interests and to Look-Back Insureds, in each case as provided in the Plan, will be fully paid and nonassessable, no holder thereof will be subject to personal liability by reason of being such a holder and all corporate action required to be taken for the authorization and issuance of the Reorganization Shares has been validly and sufficiently taken; the Securities and the Reorganization Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; the certificates for the Securities and the Reorganization Shares are in valid and sufficient form; neither the holders of outstanding shares of capital stock of the Company, the Distributees nor the other policyholders of the Exchange are entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Significant Subsidiary are outstanding;

                         (iv) the Registration Statement has become effective
                    under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                         (v) this Agreement has been duly authorized, executed
                    and delivered by each MIIX Entity;

                         (vi) the Company has full corporate power and authority
                    to execute and deliver the Stock Purchase Agreement and to perform its respective obligations thereunder; each of the Company and MIIX Insurance has full corporate power and authority to execute and deliver each Assumption Agreement and to perform its respective obligations thereunder; each of the Assumption Agreements and the Stock Purchase Agreement has been duly authorized, executed and delivered by each MIIX Entity that is a party thereto and constitutes a valid and binding obligation of each such MIIX Entity enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                         (vii) neither the Company nor any of the MIIX
                    Subsidiaries is and, after giving effect to the offering and sale of the Securities and/or the Reorganization Shares and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

                         (viii) no consent, approval, authorization, filing with
                    or order of any court or governmental agency or body is required in connection with the sale of the Securities and other agreements in the Underwriting Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under the state securities laws or insurance laws of any jurisdiction or the rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, and such other approvals (specified in such opinion) as have been obtained;

                         (ix) to the knowledge of such counsel, no person has
                    rights to the registration of any securities of the Company (owned or to be owned by such person) under the Registration Statement;

                         (x) the Distribution Registration Statement has become
                    effective under the Act; any required filing of the Distribution Prospectus, and any supplement thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Distribution Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; and such counsel has no reason to believe that on the Distribution Effective Date or the Special Meeting Date, the Distribution Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Distribution Prospectus, on the Distribution Effective Date or the Special Meeting Date, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion); and

                         (xi) neither the issue and sale of the Securities or
                    the Reorganization Shares nor the consummation of any other of the transactions contemplated herein or in the Plan nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Significant Subsidiary or the

                    Exchange pursuant to, (i) the charter, by-laws or any other organizational document of the Company, any Significant Subsidiary or the Exchange, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement filed as an exhibit to the Registration Statement, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Significant Subsidiary or the Exchange (other than those pertaining to insurance laws and regulations, as to which such counsel need express no opinion) of any Federal or New Jersey court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Significant Subsidiary or the Exchange or any of their respective properties, which violation or default would, in the case of clause (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (xi) (if any), have a Material Adverse Effect.

         Such opinion shall also cover any other matters reasonably requested by the Representatives. In rendering such opinion, such counsel may rely
         (A) as to matters involving the application of laws of any jurisdiction other than the States of Delaware, New Jersey, New York, or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have requested and caused Verice M. Mason, Esq., Vice President, Regulatory Affairs, of the
         Attorney-in-Fact, to have furnished to the Representatives her opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Exchange, any Significant Subsidiary or their respective property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                           (ii) the statements included in the Prospectus under
                  the headings "Prospectus Summary -- the Reorganization and Distribution", " -- Regulatory Approvals", "Risk Factors -- Actions Opposing the Plan of Reorganization", " -- Regulatory and Related Matters", " -- State Insurance Regulatory Approvals", "The Reorganization", "Business -- Regulation", " -- Litigation" fairly summarize the matters therein described;

                           (iii) each of the Company, the Exchange and the
                  Significant Subsidiaries owns, possesses or has obtained all licenses, certificates, permits, consents, orders, approvals and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted and to own or lease, as the case may be, and to operate its properties, and neither the Company, the Exchange nor any such Significant Subsidiary has received any notice of any proceeding relating to the revocation or modification of any such license, certificate, permit, consent, order, approval or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto);

                           (iv) the Exchange has full power and authority to
                  execute and deliver each Assumption Agreement and the Plan and to perform its obligations thereunder; the Plan has been duly authorized and executed by the Exchange;

                           (v) each of the Company, the Exchange, the
                  Significant Subsidiaries and MIIX New York is duly organized and licensed as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and none of the Company, the Exchange and the Significant Subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained; each of the Company, the Exchange and the Significant Subsidiaries is duly licensed and authorized (and MIIX New York is duly licensed) to conduct its insurance business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing and authorization; all such licenses and authorizations are in full force and effect, the Company, the Exchange, each Significant Subsidiary and MIIX New York have fulfilled and performed all obligations necessary to maintain such licenses and authorizations, and there is no event or proceeding or, to such counsel's knowledge, inquiry or investigation, that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of the Company, the Exchange, any Significant Subsidiary or MIIX New York, and there is no sustainable basis for any such suspension, revocation or limitation; each of the Company, the Exchange, the Significant Subsidiaries and MIIX New York is in compliance with, and conducts its business in conformity with, all applicable insurance laws and regulations, except where the failure to comply or conform with such laws and regulations, would not, individually or in the aggregate, have a Material Adverse Effect; the Company, the Exchange, each Significant Subsidiary and MIIX New York have filed all reports, information statements and other documents with the insurance regulatory authorities of each jurisdiction which requires any such filing and as are required to be filed pursuant to the insurance statutes of such jurisdictions and the rules and regulations of the insurance regulatory authorities thereunder; based upon a review of (a) the stock ledger of LP&C, (b) the minutes of meetings of the board of directors and stockholders of LP&C and (c) the officer's certificate attached thereto as Exhibit A, all the outstanding shares of capital stock of LP&C have been duly and validly authorized and issued and are fully paid and nonassessable.

                         (vi) all reinsurance treaties and arrangements to which
                    the Exchange or any of the Insurance Subsidiaries is a party are in full force and effect and neither the Exchange nor any of the Insurance Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; upon the effectiveness of the Transfer, all such treaties and arrangements to which the Exchange is a party shall remain in full force and effect and inure to the benefit of, and be enforceable by, MIIX Insurance; to the knowledge of such counsel, after due inquiry, neither the Company, the Exchange nor any of the Insurance Subsidiaries has received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform such treaty or arrangement, except as would not have a Material Adverse Effect;

                         (vii) the Exchange is a reciprocal insurance exchange
                    duly organized under the laws of the State of New Jersey and is in compliance in all material respects with the requirements of the insurance laws of the State of New Jersey providing for the organization and regulation of reciprocal insurance exchanges; and has full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

                         (viii) no consent, approval, authorization, filing with
                    or order of any court or governmental agency or body is required under the Act, the New Jersey Insurance Law or the New Jersey Corporations Law for the consummation of the transactions contemplated by the Plan, except such as have been obtained and are in full force and effect; no consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation of the sale of Securities and other agreements in the Underwriting Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under the blue sky laws of any jurisdiction or the rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, and such other approvals (specified in such opinion) as have been obtained;

                         (ix) immediately after the Plan Effective Time, all
                    outstanding shares of capital stock of the MIIX Subsidiaries will be owned by the Company either directly or through MIIX Subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance, except that the stock of Lawrenceville Re, Ltd. and Pegasus Advisors, Inc, is pledged to Underwriters Reinsurance Company;

                         (x) neither the issue and sale of the Securities or the
                    Reorganization Shares nor the consummation of any other of the transactions contemplated herein or in the Plan nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Significant Subsidiary or the Exchange pursuant to, (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement filed as an exhibit to the Registration Statement to which the Company, the Exchange or a Significant Subsidiary is a party, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Significant Subsidiary or the Exchange of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Significant Subsidiary or the Exchange or any of their respective properties, which violation or default would, in the case of clause (i) and
                    (ii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph
                    (ix) (if any), have a Material Adverse Effect;

                         (xi) all necessary approvals under the New Jersey
                    Insurance Law or otherwise for the consummation of the transactions contemplated by the Plan or for the effectiveness of the Plan have been obtained; no other actions are required to occur and no other conditions are required to be satisfied pursuant to the New Jersey Insurance Law at or prior to the Plan Effective Time in order for the Plan and the transactions contemplated thereby to be effective, except those actions or conditions that have occurred or been satisfied; the Reorganization (including, without limitation, the Distribution, the Purchase and the Transfer) does not conflict with the New Jersey Insurance Law;

                         (xii) MIIX Insurance has obtained regulatory approval
                    to become an admitted carrier in the states of Connecticut, Delaware, Kentucky, Maryland, Michigan, New Jersey, Pennsylvania, Vermont and West Virginia. MIIX Insurance has also obtained regulatory approval to use the rates, rules and policy forms previously used by the Exchange in each of those states. The state of Virginia has approved the change in LP&C's ultimate parent from the Exchange to the Company and the state of New York has approved the change in MIIX New York's ultimate parent from the Exchange to the Company. The appropriate regulatory bodies in the states of Connecticut, Delaware and West Virginia have approved the assignment to MIIX Insurance of all reinsurance agreements to which the Exchange is a party, and the reinsurers to such agreements have consented to such assignment; and

                         (xiii) the opinions expressed above in (x) reflect such
                    counsel's judgment that a New Jersey court, upon examination of all relevant facts and law, in a case in which the issues were properly briefed and argued, should conclude that the Commissioner had the inherent power and authority pursuant to applicable New Jersey Insurance Law to approve the Plan and issue the Order, notwithstanding the absence of specific statutory authority governing the reorganization of New Jersey domestic reciprocal insurance exchanges into New Jersey domestic stock insurers.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Jersey or the Federal laws of the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph
         (c) include any supplements thereto at the Closing Date.

                  (d) The Company shall have requested and caused Debevoise & Plimpton, Special Reorganization Counsel for the Company and the Exchange, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) the Plan and the transactions contemplated
                  thereby (including, without limitation, the Distribution, the Purchase and the Transfer) do not violate New Jersey Insurance Law; all necessary approvals which are required by the terms of the Order for the consummation of the transactions contemplated by the Plan or for the effectiveness of the Plan have been obtained; each of the actions required to occur and conditions required to be satisfied at or prior to the Plan Effective Time pursuant to the Order or the Plan have occurred or been satisfied; the Reorganization (including, without limitation, the Distribution, the Purchase and the Transfer) has been completed in accordance with the Plan and the Order, and all the rights (including, without limitation, rights in respect of contracts, reinsurance treaties, leases, licenses and trademarks) and properties of the Exchange have accrued to, and become the rights and properties of, MIIX Insurance, and all the rights of creditors and liens of the Exchange have become the rights of creditors and liens of MIIX Insurance;

                           (ii) neither the issue and sale of the Securities nor
                  the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof or thereof will conflict with or result in a violation of the Order or the Plan; and

                         (iii) the opinions expressed above in (i) and (ii)
                    reflect such firm's judgment that a New Jersey court, upon examination of all relevant facts and law, in a case in which the issues were properly briefed and argued, should conclude that the Commissioner had the inherent power and authority pursuant to applicable New Jersey Insurance Law to approve the Plan and issue the Order, notwithstanding the absence of specific statutory authority governing the reorganization of New Jersey domestic reciprocal insurance exchanges into New Jersey domestic stock insurers.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Delaware, New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

                  (e) The Company shall have requested and caused McCarter & English, Special New Jersey Insurance Counsel for the Company and the Exchange, to have furnished their opinion to the Representatives, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) the Plan and the transactions contemplated
                  thereby (including, without limitation, the Distribution, the Purchase and the Transfer) do not violate New Jersey Insurance Law; all necessary approvals which are required by the terms of the Order for the consummation of the transactions contemplated by the Plan or for the effectiveness of the Plan have been obtained; each of the actions required to occur and conditions required to be satisfied at or prior to the Plan Effective Time pursuant to the Order or the Plan have occurred or been satisfied; the Reorganization (including, without limitation, the Distribution, the Purchase and the Transfer) has been completed in accordance with the Plan and the Order, and all the rights (including, without limitation, rights in respect of contracts, reinsurance treaties, leases, licenses and trademarks) and properties of the Exchange have accrued to, and become the rights and properties of, MIIX Insurance, and all the rights of creditors and liens of the Exchange have become the rights of creditors and liens of MIIX Insurance;

                           (ii) neither the issue and sale of the Securities nor
                  the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof or thereof will conflict with or result in a violation of the Order or the Plan; and

                           (iii) the opinions expressed above in (i) and (ii)
                  reflect such firm's judgment that a New Jersey court, upon examination of all relevant facts and law, in a case in which the issues were properly briefed and argued, should conclude that the Commissioner had the inherent power and authority pursuant to applicable New Jersey Insurance Law to approve the Plan and issue the Order, notwithstanding the absence of specific statutory authority governing the reorganization of New Jersey domestic reciprocal insurance exchanges into New Jersey domestic stock insurers.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Jersey or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

                  (f) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The MIIX Entities shall have furnished to the Representatives a certificate of the MIIX Entities, signed by the Chairman of the Board or the President of each MIIX Entity and the principal financial or accounting officer of each MIIX Entity, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the MIIX
                  Entities in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and each MIIX Entity has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement or the Distribution Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (h) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Exchange and its subsidiaries for the three-month period ended March 31, 1999, and as at March 31, 1999, in accordance with Statement on Auditing Standards No. 71 and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Exchange and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 1999, and as at March 31, 1999, as indicated in their report dated May 12, 1999; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Board of Governors and the members of the Exchange, the board of directors and the stockholders of each of the Exchange's subsidiaries and the committees (including, without limitation, the audit, executive and investment advisory and finance committees) of the Exchange and each of its subsidiaries; and inquiries of certain officials of the Exchange and its subsidiaries who have responsibility for financial and accounting matters of the Exchange and its subsidiaries as to transactions and events subsequent to December 31, 1998, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                                    (2) with respect to the period subsequent to
                           March 31, 1999, there was any decrease, at a specified date not more than five days prior to the date of the letter, in the total assets or total equity of the Exchange and its subsidiaries or any increase in the total liabilities of the Exchange and its subsidiaries, as compared with the amounts shown on the March 31, 1999 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year or in the preceding quarter, in net premiums earned, net investment income, net realized investment gains, income before income taxes and net income of the Exchange and its subsidiaries, except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Exchange and its subsidiaries, as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                    (3) the information included in the
                           Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data),
                           Item 302 (Supplementary Financial Information) and
                           Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Exchange and its subsidiaries) set forth in the Registration Statement and the Prospectus, including, without limitation, the information set forth under the captions "Summary Financial and Operating Data", "Selected Financial and Operating Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus, agrees with the accounting records of the Exchange and its subsidiaries, excluding any questions of legal interpretation.

References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

The Representative shall have also received from Ernst & Young LLP a letter stating that the Exchange's and its subsidiaries' system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the consolidated financial statements of the Exchange and its subsidiaries.

     (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any post-effective amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, the Exchange and the MIIX Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
(i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any post-effective amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (j) The Securities and the Reorganization Shares shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  (k) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company addressed to the Representatives.

                  (l) The Exchange and LP&C shall have an "A" (Excellent) rating by A.M. Best and there shall not have been any decrease in the rating of any of the Exchange or LP&C by A.M. Best, or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change. The Representatives shall not have any reasonable basis on which to conclude that MIIX Insurance and LP&C will not obtain an "A" (Excellent) rating by A.M. Best immediately after the Plan Effective Time.

                  (m) The Plan shall not have been revoked, rescinded, modified or withdrawn, and prior to or contemporaneously with the Closing Date, each of the actions required to occur and conditions required to be satisfied at or prior to the Plan Effective Time pursuant to the New Jersey Insurance Law, the Plan or the Order shall have occurred or been satisfied and the transactions contemplated by the Plan (including, without limitation, the Distribution, the Purchase and the Transfer) shall have been consummated in accordance with the New Jersey Insurance Law, the Order and the Plan.

                  (n) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the offices of Cleary, Gottlieb, Steen & Hamilton on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any MIIX Entity to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, each MIIX Entity agrees, jointly and severally, that it will reimburse the Underwriters severally through First Union Capital Markets Corp. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a)(i) The MIIX Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them (each an "Underwriter Indemnitee" and together the "Underwriter Indemnitees") may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of or are in connection with or are based upon (A) the engagement under the Engagement Letter dated March 25, 1999 between the Exchange and First Union Capital Markets Corp. (the "Engagement Letter") or any transaction or conduct in connection therewith, or (B) the engagement under this Agreement or any transaction or conduct in connection therewith (including, without limitation, the Directed Share Program), and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing, pursuing or defending any action, claim, suit, investigation or proceeding related to, arising out of or in connection with or based upon (A) the engagement under the Engagement Letter or any transaction or conduct in connection therewith, or (B) the engagement under this Agreement or any transaction or conduct in connection therewith (including, without limitation, the Directed Share Program), in each case, whether or not pending or threatened and whether or not any Underwriter Indemnitee is a party to such action, claim, suit, investigation or proceeding; provided, however, that no indemnification will be made pursuant to this clause (i) in respect of liability that is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from an Underwriter Indemnitee's gross negligence or willful misconduct; provided further that in the event that fees or expenses have been advanced to or paid on behalf of an Underwriter Indemnitee who is determined not to be entitled to indemnification hereunder, the Underwriter Indemnitee shall reimburse the MIIX Entities for any such amounts advanced or paid. Each MIIX Entity also agrees that no Underwriter Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to such MIIX Entity or any person asserting claims on such MIIX Entity's behalf or otherwise in connection with any matter referred to in the Engagement Letter or this Agreement. This indemnity agreement will be in addition to any liability which each MIIX Entity may otherwise have.

                  (ii) Notwithstanding the immediately preceding clause (i), the MIIX Entities, jointly and severally, agree to indemnify and hold harmless, under all circumstances and without regard to whether indemnification is available pursuant to such clause (i), each Underwriter Indemnitee against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter Indemnitee may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that each MIIX Entity will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, in each case, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this
Section 8(a) (ii) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives in the requisite quantity and on a timely basis to permit proper delivery at or prior to the written confirmation of the sale of such securities to such person, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which each MIIX Entity may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each MIIX Entity, each of its directors, each of its officers, if any, who signs the Registration Statement, and each person who controls each MIIX Entity within the meaning of either the Act or the Exchange Act, (each a "Company Indemnitee" and together the "Company Indemnitees") to the same extent as the indemnity contained in clause (ii) of paragraph (a) of this
Section 8 from the MIIX Entities to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Each MIIX Entity acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page [2] related to stabilization, syndicate covering transactions and penalty bids and, under the heading "Underwriting" (i) the sentences related to concessions and reallowances, (ii) the sentence relating to the Underwriter's intent with respect to confirming sales to accounts over which they exercise discretionary authority, and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) for the Underwriter Indemnities, and (ii) the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) for the Company Indemnitees. In the case of any such separate firm for the Company Indemnitees, such firm shall be designated by the Company. In the case of any such separate firm for the Underwriter Indemnitees, such firm shall be designated by First Union Capital Markets Corp. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit or proceeding) unless (i) such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be withheld unless the settlement is unreasonable in light of all of the circumstances surrounding such claim, action, suit or proceeding, or (ii) such settlement, compromise or consent is entered into more than twenty business days after such indemnifying party shall have received a request from such indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of such indemnifying party) and, prior to the date of such settlement, compromise or consent, such indemnifying party shall have failed to comply with such reimbursement request. If a MIIX Entity does withhold its consent to a proposed settlement, compromise or consent to the entry of a judgment, then the MIIX Entities will indemnify the Underwriter Indemnities in accordance with clause (i) of paragraph (a) of this Section 8 and clause (ii) of paragraph (a) of this Section 8, or if such indemnity is unavailable for any reason, contribute in accordance with paragraph (d) of this
Section 8.


                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the MIIX Entities, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the MIIX Entities and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the MIIX Entities on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the MIIX Entities, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the MIIX Entities, jointly and severally, on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the MIIX Entities shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by any MIIX Entity on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The MIIX Entities and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls a MIIX Entity within the meaning of either the Act or the Exchange Act, each officer of a MIIX Entity who shall have signed the Registration Statement, if any, and each director of a MIIX Entity shall have the same rights to contribution as such MIIX Entity, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or to any MIIX Entity. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the MIIX Entities and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the MIIX Entities or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the MIIX Entities or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the First Union Capital Markets Corp. General Counsel (fax no.: (704) 374-3105) and confirmed at First Union Capital Markets Corp., 301 South College Street, TW-31, Charlotte, NC 28288-0630, Attention:
General Counsel; or, if sent to any MIIX Entity, will be mailed, delivered or telefaxed to General Counsel ((609) 896-9725) and confirmed to it at The MIIX Group, Incorporated, Two Princess Road, Lawrenceville, NJ 08648, Attention:
General Counsel.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

               (a) "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

               (b) "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

               (c) "Commission" shall mean the Securities and Exchange
          Commission.

               (d) "Distribution Effective Date" shall mean each date and time that the Distribution Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Distribution Registration Statement became or become effective.

               (e) "Distribution Prospectus" shall mean the form of final prospectus relating to the Reorganization Shares included in the Distribution Registration Statement at the Distribution Effective Date.

               (f) "Distribution Registration Statement" shall mean the registration statement referred to in paragraph (a) of Section 1 hereof, including exhibits and financial statements, as amended on the Special Meeting Date and, in the event any post-effective amendment thereto or any rule 462(b) Distribution Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Distribution Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Distribution Effective Date as provided by Rule 430A.

               (g) "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

               (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

               (i) "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

               (j) "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (c) of Section 1 hereof and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

               (k) "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

               (l) "Registration Statement" shall mean the registration statement referred to in paragraph (c) of Section 1 hereof, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

               (m) "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

               (n) "Rule 430A Information" shall mean (i) in the case of the Registration Statement, information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A and (ii) in the case of the Distribution Registration Statement, information with respect to the Reorganization Shares and the offering thereof permitted to be omitted from the Distribution Registration Statement when it becomes effective pursuant to Rule 430A.

               (o) "Rule 462(b) Distribution Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in paragraph (a) of Section 1 hereof.

               (p) "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in paragraph (c) Section 1 hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                Very truly yours,


                                The MIIX Group, Incorporated


                                 By:____________________________________________
                                    Name:
                                    Title:


                                Medical Inter-Insurance Exchange of
                                    New Jersey
                                By and through its Attorney-in-Fact,

                                   New Jersey State Medical
                                   Underwriters, Inc.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MIIX Insurance Company


                                 By:____________________________________________
                                    Name:
                                    Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

First Union Capital Markets Corp.
Friedman, Billings, Ramsey & Co., Inc.
Hoefer & Arnett Incorporated


By:  First Union Capital Markets Corp.

By:____________________________

     Name:

     Title:

For themselves and the other several
Underwriters named in Schedule I to the
foregoing Agreement.

                                   SCHEDULE I

                                                                                   NUMBER OF UNDERWRITTEN SECURITIES
UNDERWRITERS                                                                       TO BE PURCHASED
------------                                                                       ---------------

First Union Capital Markets Corp. ............................................
Friedman, Billings, Ramsey & Co., Inc. .......................................
Hoefer & Arnett
Incorporated...................................................................









                  Total.......................................................    -----------------
                                                                                  =================

[FORM OF LOCK-UP AGREEMENT]                                           EXHIBIT A


            [LETTERHEAD OF OFFICER, DIRECTOR OR MAJOR SHAREHOLDER OF
                                  CORPORATION]




                          The MIIX Group, Incorporated
                         Public Offering of Common Stock


     , 1999

First Union Capital Markets Corp.
Friedman, Billings, Ramsey & Co., Inc.
Hoefer & Arnett Incorporated
As Representatives of the several Underwriters, c/o First Union Capital Markets Corp.
One First Union Center
301 South College Street
Charlotte, NC 28288-0735

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), relating to an underwritten public offering of Common Stock, $.01 par value (the "Common Stock"), of The MIIX Group, Incorporated, a corporation organized under the laws of Delaware ("The MIIX Group").

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of First Union Capital Markets Corp., offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of The MIIX Group or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement, other than (1) shares of Common Stock disposed of as bona fide gifts approved by First Union Capital Markets Corp. and (2) shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock transferred to (A) an immediate family member of the undersigned or
(B) a trust for the benefit of the undersigned or an immediate family member of the undersigned, provided, in each case, that such transferee agrees in writing to be bound by the terms of this letter agreement as if a signatory hereto.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                  This letter agreement shall terminate and be of no further force and effect if the closing of the initial public offering of The MIIX Group has not occurred by October 1, 1999.

                                Yours very truly,


                           [SIGNATURE OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER]

                    [NAME AND ADDRESS OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER]

                                     ANNEX A

              SUBSIDIARIES OF THE EXCHANGE AND THE ATTORNEY-IN-FACT

Subsidiaries of the Exchange

Lawrenceville Holdings, Inc.
Lawrenceville Property & Casualty Co., Inc.
MIIX Insurance Company
MIIX Insurance Company of New York
The MIIX Group, Incorporated

Subsidiaries of the Attorney-in-Fact

CDC Associate, Inc. d/b/a MIIX Capital Management
Hamilton National Leasing Corporation
Healthcare Reinsurance Services, Inc.
Lawrenceville Re, Ltd.
Medical Brokers, Inc.
Medical Group Management, Inc.
MIIX Healthcare Analytics, Inc.
MIIX Healthcare Group, Inc.
Pegasus Advisors, Inc.
Physicians Resource Center, Inc.